UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 6, 2014

REMSLEEP HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Kat Gold Holdings, Corp.

(Previous Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-53450	38-3759675
(Commission File Number)	(IRS Employer Identification No.)

1149 Topsail Road, Mount Pearl
Newfoundland, Canada	A1N 5G2
(Address of Principal Executive Offices)	(Zip Code)

(709) 368-9223

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

ITEM 4.01 Changes in Registrant’s Certifying Accountant.

b) On December 6, 2014, the registrant engaged Bongiovanni & Associates, PA as its independent auditor.  During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Bongiovanni & Associates, PA regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORAITON OR BYLAWS

On January 5, 2015, pursuant to a vote of the shareholders in excess of 51% held on October 27, 2014, the Articles of Incorporation with the Nevada Secretary of State were amended to change the name of the corporation to REMSleep Holdings, Inc.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

None.

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
3	Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RemSleep Holdings, Inc.

Date: January 12, 2015	By: /s/ Ken Stead
Ken Stead Chief Executive Officer

3